UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):         September 1, 2012

Solitron Devices, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-04978	22-1684144
(Commission File Number)	(IRS Employer Identification No.)

3301 Electronics Way, West Palm Beach, Florida	33407
(Address of Principal Executive Offices)	(Zip Code)

(561) 848-4311

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Solitron Devices, Inc. (the “Company”) hereby files this current report on Form 8-K/A to amend the original Form 8-K filed with the Securities and Exchange Commission on September 7, 2012 for the sole purpose of filing a copy of the letter required as Exhibit 16.1.

Item 4.01.   Changes in Registrant’s Certifying Accountant.

Effective September 1, 2012, Meeks International, LLC. ("MIL"), the independent registered public accounting firm of Solitron Devices, Inc. (the "Company"), was acquired by Thomas, Howell, Ferguson, P.A. (“THF”) in a transaction pursuant to which MIL merged its operations into THF and the professional staff and partners of MIL joined THF as employees with Charlie M. Meeks becoming a partner of THF.  As a result of the merger, MIL effectively resigned as the Company's independent registered public accounting firm on September 1, 2012. The Audit Committee of the Board of Directors of the Company was advised of the merger and approved the engagement of THF, as the Company's independent registered public accounting firm, effective September 1, 2012.

MIL audited the Company's consolidated financial statements for the fiscal years ended February 29, 2012 and February 28, 2011. The reports of MIL on the consolidated financial statements of the Company for the fiscal years ended February 29, 2012 and February 28, 2011 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with MIL's audits of the Company's financial statements for the fiscal years ended February 29, 2012 and February 28, 2011, and through the interim period ended September 1, 2012, the Company has had no disagreement with MIL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MIL, would have caused MIL to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended February 29, 2012 and February 28, 2011.

Prior to engaging THF, neither the Company nor anyone acting on the Company's behalf consulted THF regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

The Company provided THF, as the successor to MIL, a copy of this report and requested a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree.  A copy of such letter, dated September 7, 2012, is filed as Exhibit 16.1 to this report.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits:
16.1	Letter from Thomas, Howell, Ferguson, P.A. dated September 7, 2012 to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 11, 2012	SOLITRON DEVICES, INC.

	By:	/s/ Shevach Saraf
Chairman, Chief Executive Officer,
President, Chief Financial Officer
& Treasurer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Thomas, Howell, Ferguson, P.A. dated September 7, 2012 to the Securities and Exchange Commission.